SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 12, 2008

Date of Report

September 11, 2008

(Date of earliest event reported)

S2C Global Systems, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51529	13-4226299
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5119 Beckwith Blvd, Suite 105, San Antonia, TX 78249

 (Address of principal executive offices, including zip code)

210-561-6015

(Registrant’s telephone number, including area code)

1650-1188 West Georgia, Vancouver, BC, Canada V6E 4A2

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

___________________________________________________________________________________________________

This current report and its exhibit may include forward-looking statements.  S2C Global Systems, Inc based these forward-looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances.  Forward-looking statements are subject to various risks and uncertainties that may be outside the control of S2C Global Systems, Inc. S2C Global Systems, Inc. has no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise.  This current report should be read with S2C Global Systems, Inc. Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent Quarterly Reports on Form 10-Q.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective September 14, 2008 Roderick Bartlett has resigned as CEO and as a Director of S2C Global Systems, Inc., however he will remain as the President of the subsidiary operating companies in both Canada and the USA and as the Managing Partner of the recently formed Alaska LLC.

The Board of Directors of S2C Global Systems, Inc. accepted the resignation of Roderick Bartlett as CEO and Director and appointed Alejandro Bautista as the new Chief Executive Officer effective September 14, 2008. Alejandro Bautista has sat on the Board of Directors since February 2005. Mr. Bautista as a long term member of the Texas Business community is expected to bring the additional experience necessary to facilitate the transition into the USA and more specifically Texas and the establishment of S2C as a household name in the USA.

Mr. Bautista has a degree in Business Administration from Instituto Technologico Y De Estudios Superiores De Monterrey, with over 25 years of senior management experience in plant operations, international market development, import, export, sales, marketing and public relations. Mr. Bautista is the executive director and is fundamental in the growth of Grupo Industrias Petrus S.A. Mr. Bautista was a founding investor in the private company S2C Global Systems and has been instrumental in organizing a potential relationship with a mass production facility in Monterey, Mexico.

Item 8.01 Other Events

The Company has relocated its corporate offices to the USA to San Antonio, Texas. The new address is 5119 Beckwith, Suite 105, San Antonio, TX 78249, telephone 210-561-6015. The Canadian Operating company (S2C Global Systems Inc.) will stay housed at its location at #4- 12342 82nd A Ave, Surrey, BC. The USA Operating Company (S2C Global Systems USA Inc) and our bulk Water Division ( Alaska Resource & Management LLC) will be administered from the San Antonio Office.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

S2C GLOBAL SYSTEMS, INC.

Date:  September 13, 2008

 By: /s/ Alejandro Bautista

Alejandro Bautista

President and Chief Executive Officer